UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 21, 2006

AMPAL-AMERICAN ISRAEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	0-538	13-0435685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Arlozorov Street, Tel Aviv, Israel	62098
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 1-866-447-8636

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

On December 21, 2006, Ampal-American Israel Corporation (the “Company”) issued a press release announcing that a wholly-owned subsidiary of the Company completed the previously announced purchase of additional shares of East Mediterranean Gas Company S.A.E., an Egyptian joint stock company, from Merhav M.N.F. Ltd., pursuant to an option granted to Ampal by Merhav M.N.F. Ltd. in August 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of Ampal-American Israel Corporation, dated December 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006

AMPAL-AMERICAN ISRAEL CORPORATION

By:	/s/ Yoram Firon
	Name:	Yoram Firon
	Title:	Vice President – Investments and Corporate Affairs

EXHIBIT INDEX

99.1	Press release of Ampal-American Israel Corporation, dated December 21, 2006.